UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 28, 2020

Ingersoll Rand Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800-A Beaty Street
Davidson, North Carolina, 28036
(414) 212-4700
(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

Gardner Denver Holdings, Inc.
222 East Erie Street, Suite 500
Milwaukee, Wisconsin 53202
(414) 212-4700
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 2, 2020, Ingersoll Rand Inc. (formerly Gardner Denver Holdings, Inc., “GDI” or the “Company”) and Trane Technologies plc (formerly Ingersoll-Rand plc, “Trane”) announced that they had consummated the previously announced Reverse Morris Trust transaction (“RMT”).

Transaction Agreements

In connection with the consummation of the RMT, on February 29, 2020, the Company, Ingersoll-Rand U.S. HoldCo, Inc. (“SpinCo”) and Trane, as applicable, entered into additional agreements, including, among others:

•	a Transition Services Agreement by and between Trane and SpinCo, which governs the parties’ respective rights and obligations with respect to the provision of certain transition services;

•
a Tax Matters Agreement by and among Trane, Ingersoll-Rand Lux International Holding Company S.À R.L., Ingersoll-Rand Services Company, SpinCo and the Company, which governs the parties’ respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, responsibility for and preservation of the expected tax-free status of the transactions contemplated by the Separation and Distribution Agreement, dated as of April 30, 2019, by and between Trane and SpinCo (the “Separation Agreement”), including restrictions on certain asset dispositions, mergers or liquidations, issuances of new stock, and the purchase of its outstanding stock by the Company following the merger, and certain other tax matters;

•
an Employee Matters Agreement by and among Trane, SpinCo and the Company, which governs the parties’ respective obligations with respect to current and former employees of the former Industrial segment of Trane (the “Ingersoll Rand Industrial Business”)  and certain other employee- and employee benefits-related matters;

•	a Real Estate Matters Agreement by and between Trane and SpinCo, which governs the allocation and transfer of real estate between Trane and SpinCo and the colocation of Trane and SpinCo;

•
an Intellectual Property Matters Agreement by and among Trane, SpinCo and the Company, allocating ownership of certain intellectual property primarily relating to the Ingersoll Rand Industrial Business and providing cross-licenses for each of SpinCo and Trane to use in their respective businesses certain IP owned by such party (excluding trademarks) as of the date on which Trane distributed 100% of the shares of SpinCo common stock pro rata to Trane’s shareholders through the spin-off of the Ingersoll Rand Industrial Business (the “Distribution”);

•
a Trademark License Agreement by and between SpinCo and Trane, governing the transitional use of the “INGERSOLL RAND” trademarks and any other SpinCo trademarks used as of the Distribution on a transitional basis, in a manner consistent with past practice and customary “phase out” use, for a period of up to one year following the Distribution for certain uses of such trademarks; and

•
certain other transitional commercial agreements.

A summary of the material terms of such agreements is contained under the heading “Additional Agreements Related to the Separation, the Distribution and the Merger” in the Company’s Registration Statement on Form S-4, as amended (Registration No. 333-235748), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on January 16, 2020, and is incorporated herein by reference. In addition, the agreements referred to above are filed as Exhibit 10.1 through Exhibit 10.6 hereto and are incorporated herein by reference.

Financing Matters

Spinco Term Loan Credit Agreement

In connection with the transactions described above and in Item 2.01 below, on February 28, 2020, Ingersoll-Rand Services Company, a Delaware corporation (the “SpinCo Borrower”) entered into a senior secured first lien term loan credit agreement (“Spinco Term Loan Credit Agreement”), with Citibank, N.A., as administrative agent and collateral agent, in order to finance a cash payment to Trane in connection with the Distribution. The Spinco Term Loan Credit Agreement established a senior secured first lien term loan facility in an aggregate principal amount of approximately $1,900 million (the “Spinco Term Loan Facility”), which will mature on February 28, 2027 (or, if such date is not a business day, the first business day thereafter).

The Spinco Term Loan Facility has an applicable margin of (i) 1.75% (for LIBOR loans) and (ii) 0.75% (for base rate (“ABR”) loans). The terms of the Spinco Term Loan Credit Agreement are substantially consistent with terms of the Amended GDI Credit Agreement (as defined below).

GDI Amendment and Amended GDI Credit Agreement

On February 28, 2020,  the Company, Gardner Denver, Inc. (the “U.S. Borrower”), GD German Holdings II GmbH, as the German Borrower, Gardner Denver Holdings Ltd. as the UK Borrower, Citibank, N.A. as administrative agent, and the other parties party thereto entered into that certain Amendment No. 5 (the “GDI Amendment”) to the Credit Agreement, dated as of July 30, 2013 (as amended by Amendment No. 1 to Credit Agreement, dated as of March 4, 2016, Amendment No. 2, dated as of August 17, 2017, Amendment No. 3, dated as of December 13, 2018 and Amendment No. 4, dated as of June 28, 2019, the “Existing GDI Credit Agreement”; and the Existing GDI Credit Agreement, as amended by the GDI Amendment, the “Amended GDI Credit Agreement”), among the Company, the U.S. Borrower, the other borrowers party thereto, the lenders and other financial institutions or entities party thereto and Citibank, N.A., as administrative agent, collateral agent, swingline lender and letter of credit issuer.

The GDI Amendment, among other things, (a) refinanced in full the existing senior secured first lien term loan facilities outstanding under the Existing GDI Credit Agreement with replacement senior secured first lien term loan facilities in an aggregate principal amount of approximately US $928 million (“GDI Tranche B-2 Dollar Term Loans”) and €602 million (“GDI Tranche B-2 Euro Term Loans”, and together with the GDI Tranche B-2 Dollar Term Loans, the “GDI Term Loan Facilities”), which will mature on February 28, 2027 (or, if such date is not a business day, the first business day thereafter) and (b) made certain other corresponding changes and updates. Loans under the GDI Term Loan Facilities will have the following applicable margins: (i) for LIBOR loans that are 2020 GDI Tranche B-2 Dollar Term Loans, 1.75%, (ii) for ABR loans that are 2020 GDI Tranche B-2 Dollar Term Loans, 0.75%, and (iii) for LIBOR loans that are 2020 GDI Tranche B-2 Euro Term Loans, 2.00%.

Following the effectiveness of the GDI Amendment and the consummation of the Distribution and of the Merger, the SpinCo Borrower was designated as an additional borrower under the Amended GDI Credit Agreement (the “Designation”) and the term loans of the Spinco Borrower outstanding under the Spinco Term Loan Agreement were designated as loans under the terms of the Amended GDI Credit Agreement.  The Spinco Borrower remains the borrower in respect of the Spinco Term Loan Facility which is separate and distinct from the GDI Term Loan Facilities. Following the effectiveness of the GDI Amendment, the Distribution, the Merger and and the Designation, the Spinco Term Loan Facility and GDI Term Loan Facilities have guarantees from the same credit parties and are secured by the same collateral.

Receivables Financing Agreement

On February 27, 2020, the U.S. Borrower, as initial servicer, Gardner Denver Finance II LLC, a Delaware special purpose entity and wholly-owned subsidiary of the U.S. Borrower, as borrower, and PNC Bank, National Association, as lender, LC participant, LC bank, and administrative agent, entered into the third amendment (the “Third Amendment”) to that certain Receivables Financing Agreement dated as of May 17, 2016 (the “RFA”). Among other changes, the Third Amendment extended the scheduled termination date of the RFA from June 30, 2020 to December 30, 2020 and amended the definition of “Change of Control” to (i) remove the requirement that certain specified equity holders maintain a minimum ownership level of the outstanding voting stock of the Company (ii) increase the threshold at which the acquisition of ownership by a person, entity or group of other equity holders constitutes a “Change of Control” and (iii) make certain other technical changes and updates.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 29, 2020, in accordance with the terms and conditions of the Agreement and Plan of Merger, dated as of April 30, 2019, by and among the Company, Trane, SpinCo, and Charm Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with and into SpinCo, the separate corporate existence of Merger Sub ceased and SpinCo continued as the surviving company and as a wholly owned subsidiary of the Company (the “Merger”). Pursuant to the Merger Agreement, each issued and outstanding share of common stock of SpinCo, par value $0.01 per share, was converted in to the right to receive 0.8824 shares of common stock, par value $0.01 per share, of the Company (“Company common stock”).

Immediately after the consummation of the Merger, approximately 50.1% of the outstanding shares of Company common stock on a fully-diluted basis was held by pre-Merger SpinCo stockholders as of the close of business on February 24, 2020, and approximately 49.9% of the outstanding shares of Company common stock on a fully diluted basis was held by pre-Merger Company stockholders.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. In addition, the foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement and the Separation Agreement, copies of which are filed as Exhibit 2.1 and Exhibit 2.2, respectively, hereto, and incorporated herein by reference.

The Company’s Registration Statement on Form S-4, as amended (Registration No. 333-235748), which was declared effective by the SEC on January 16, 2020, sets forth certain additional information regarding Trane, the RMT and the related transactions.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangements or Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations and Appointment of New Directors

Immediately before the effective time of the merger (the “Effective Time”), each of Brandon F. Brahm, William E. Kassling, Michael V. Marn and Nickolas Vande Steeg (each, a “Resigning Director”) resigned from the Board of Directors of the Company (the “Board”) and from all committees of the Board on which such Resigning Director served and as director or manager of any subsidiaries of the Company. In accordance with the terms of the Merger Agreement, as of the Effective Time, the Company decreased the size of its Board to ten people and each of Kirk E. Arnold, Gary D. Forsee and Tony L. White, Trane’s designees pursuant to its rights under the Merger Agreement, was elected to the Board. Each of Gary D. Forsee and Tony L. White was appointed as a Class I director to serve until the Company’s 2021 annual meeting of stockholders or until his successor is duly elected and qualified or until his earlier resignation or removal; and Kirk E. Arnold was appointed as a Class III director, to serve until the Company’s 2020 annual meeting of stockholders or until her successor is duly elected and qualified or until her earlier resignation or removal.

Mr. Forsee was designated to serve on the Audit Committee of the Board (the “Audit Committee”), Ms. Arnold was designated to serve on the Compensation Committee of the Board (the “Compensation Committee”) and Mr. White was designated to serve on the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”). As of the Effective Time: the Audit Committee was composed of William P. Donnelly, John Humphrey and Mr. Forsee, with Mr. Donnelly serving as chair; the Compensation Committee was composed of Joshua T. Weisenbeck, Mr. Donnelly, Marc E. Jones and Ms. Arnold, with Mr. Weisenbeck serving as chair; and the Nominating Committee was composed of Mr. Humphrey, Peter M. Stavros, Elizabeth Centoni and Tony L. White, with Mr. Humphrey serving as chair.

Ms. Arnold, 60, is currently an Executive‐in‐Residence at General Catalyst Ventures, where she works with management teams to help scale and drive growth by providing mentorship, operational and strategic support. She was previously chief executive officer of Data Intensity, a cloud‐based data, applications and analytics managed service provider from 2013 to 2017. Prior to that, Ms. Arnold was chief operating officer of Avid, a technology provider in the media industry, and chief executive officer and president of Keane, Inc., then a publicly traded global services provider. She has also held senior leadership roles at Computer Sciences Corp., Fidelity Investments and IBM. In addition, she was founder and chief executive officer of NerveWire, a management consulting and systems integration provider. Ms. Arnold currently serves on the boards of directors of Trane and Thomson Reuters, a multinational media conglomerate, and formerly served on the board of directors of EnerNoc, Inc. Ms. Arnold received a bachelor’s degree from Dartmouth College.

Mr. Forsee, 69, served as President of the four-campus University of Missouri System from 2008 to 2011. He previously served as chairman of the board (from 2006 to 2007) and chief executive officer (from 2005 to 2007) of Sprint Nextel Corporation, and chairman of the board and chief executive officer of Sprint Corporation, a global telecommunications company located in Kansas City, Missouri, from 2003 to 2005. Mr. Forsee currently serves on the boards of directors of Trane and Evergy, Inc., an investor-owned utility providing energy to custoers in Kansas and Missouri, and formerly served on the boards of directors of Great Plains Energy and KCP&L, which merged with Westar Energy to form Evergy, Inc., and DST Systems, Inc., an IT service management company. Mr. Forsee Mr. Forsee received his Bachelor of Science in engineering and an honorary engineering and doctorate from the Missouri University of Science and Technology (f/k/a University of Missouri-Rolla).

Mr. White, 73, served as Chairman of the Board, President and Chief Executive Officer of Applied Biosystems, Inc. (formerly Applera Corporation), a developer, manufacturer and marketer of life science systems and genomic information products, from September 1995 until his retirement in November 2007. Mr. White currently serves on the boards of directors of Trane and CVS Health Corp, a provider of health care services and formerly served on the board of directors of C.R. Bard, Inc., a company that designs, manufactures and sells medical, diagnostic and patient care devices. Mr. White received a bachelor of arts degree from Western Carolina University.

For their service as a directors, each of Ms. Arnold and Messrs. Forsee and White will be entitled to receive an annual cash retainer of $75,000, payable quarterly in arrears (prorated for any portion of a calendar quarter in which he or she commences or terminates his or her service), and an annual equity award having a fair market value of $175,000, payable in restricted stock units, which vests on the anniversary of the grant date.

Compensation of Certain Officers

On February 27, 2020, in connection with the consummation of the Merger, the Compensation Committee:  (i) approved increases to the base salaries and target annual cash incentive bonus opportunities of certain executive officers of the Company, including Vicente Reynal, President and Chief Executive Officer of the Company; Enrique Miñarro Viseras, Vice President and General Manager of the Company’s Industrial Technologies and Services EMEIA business; and Michael A. Weatherred, Senior Vice President—Execution Excellence (IRX) of the Company and (ii) awarded transaction bonuses to certain individuals, including: Mr. Reynal; Andrew Schiesl, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary of the Company; Mr. Miñarro Viseras; Mr. Weatherred and Emily A. Weaver, Senior Vice President and Chief Financial Officer of the Company, in each case conditioned on the consummation of the Merger. The increases in base salaries and target annual cash incentive bonus opportunities were approved in recognition of the increase in the scope of the executive officers’ responsibilities following the consummation of the Merger and the transaction bonuses were awarded in recognition of the recipients’ efforts to bring the Merger to completion.

The base salary increases were as follows: Mr. Reynal, from $843,150 to $1,000,000; Mr. Schiesl, $460,000 to $500,000; Mr. Miñarro Viseras, from €330,000 to €406,000 (approximately $363,033 to $446,641 based on an exchange rate of 1.1001 on February 27, 2020); and Mr. Weatherred, from $351,900 to $415,000. The increases in target annual cash bonus opportunity, expressed as a percentage of base salary, were as follows: Mr. Reynal, from 100% to 150%; Mr. Miñarro Viseras, from 60% to 85%; and Mr. Weatherred, from 50% to 75%. The transaction bonus amounts awarded to Messrs. Reynal, Schiesl, Miñarro Viseras and Weatherred and Ms. Weaver were as follows: $843,150 for Mr. Reynal, $375,000 for Mr. Schiesl, $374,000 for Mr. Miñarro Viseras and $311,000 for Mr. Weatherred and $100,000 for Ms. Weaver.

The information contained in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change of Name

Effective February 29, 2020, the Company changed its name from “Gardner Denver Holdings, Inc.” to “Ingersoll-Rand Inc.” A certificate of amendment to the second amended and restated certificate of incorporation of the Company (the “Certificate of Amendment”) to reflect the new legal name of the Company was filed with the  Secretary of State of the State of Delaware and became effective on February 29, 2020. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events.

Change of Ticker Symbol

In connection with the change of the Company’s name, the Company common stock, which trades on the New York Stock Exchange (“NYSE”), ceased trading under the ticker symbol “GDI” on Friday, February 28, 2020 and, on March 2, 2020, commenced trading under the ticker symbol “IR”.

Press Release

On March 1, 2020, the Company issued a press release announcing the consummation of the combination with Trane as well as the consummation of certain transactions and certain governance actions taken in connection therewith. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b)	Pro forma financial information.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(c)	Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of April 30, 2019, by and among Ingersoll-Rand plc, Gardner Denver Holdings, Inc., Ingersoll-Rand U.S. HoldCo, Inc. and Charm Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Ingersoll-Rand plc on May 6, 2019).

2.2
Separation and Distribution Agreement, dated as of April 30, 2019, by and between Ingersoll-Rand plc and Ingersoll-Rand U.S. HoldCo, Inc. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Ingersoll-Rand plc on May 6, 2019).

3.1
Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Gardner Denver Holdings, Inc. (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8 filed by the registrant on March 2, 2020).

10.1	Transition Services Agreement, dated as of February 29, 2020, by and between Ingersoll-Rand plc and Ingersoll-Rand U.S. HoldCo, Inc.

10.2
Tax Matters Agreement, dated as of February 29, 2020, by and among Ingersoll-Rand plc, Ingersoll-Rand Lux International Holding Company S.À  R.L., Ingersoll-Rand Services Company, Ingersoll-Rand U.S. HoldCo, Inc., and Gardner Denver Holdings, Inc.

10.3	Employee Matters Agreement, dated as of February 29, 2020, by and among Ingersoll-Rand plc, Ingersoll-Rand U.S. HoldCo, Inc., and Gardner Denver Holdings, Inc.

10.4	Real Estate Matters Agreement, dated February 29, 2020, by and between Ingersoll-Rand plc, and Ingersoll-Rand U.S. HoldCo, Inc.

10.5
Intellectual Property Matters Agreement, dated as of February 29, 2020, by and between Ingersoll-Rand plc, Ingersoll-Rand U.S. HoldCo, Inc., and, solely for the purposes of Section 5.06, Gardner Denver Holdings, Inc.

10.6	Trademark License Agreement, dated as of February 29, 2020, by and between Ingersoll-Rand U.S. HoldCo, Inc. and Ingersoll-Rand plc.

99.1	Press Release, dated March 1, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* A list of the exhibits, annexes and schedules to the Agreement and Plan of Merger follows:

Exhibit A	Separation and Distribution Agreement
Exhibit B	Certificate of Incorporation of the Surviving Corporation
Exhibit C	Voting Agreement
Exhibit D	Supply Agreement Term Sheet
Exhibit E	Tender Agreement Term Sheet

A list of the exhibits, annexes and schedules to the Separation and Distribution Agreement follows:

Exhibit A	Form of Transition Services Agreement
Exhibit B	Form of Tax Matters Agreement
Exhibit C	Form of Employee Matters Agreement
Exhibit D	Form of Real Estate Matters Agreement
Exhibit E	Form of Intellectual Property Matters Agreement
Exhibit F	Form of Trademark License Agreement
Schedule 1.1(59)	PFS Group
Schedule 2.1(a)	Plan of Reorganization
Schedule 2.2(a)(i)	SpinCo Assets
Schedule 2.2(a)(ii)	SpinCo Group
Schedule 2.2(a)(ix)	Excluded items on SpinCo Sites
Schedule 2.2(b)(i)	Excluded Assets
Schedule 2.3(b)(i)	Excluded Liabilities
Schedule 2.6(b)(iv)	Intercompany Contracts which are not being terminated
Schedule 2.8(a)(i)	Closing Working Capital
Schedule 2.13	IT Matters
Schedule 6.9(a)(ii)	Guarantees

A list of the exhibits, annexes and schedules to the Transition Services Agreement follows:

Exhibit A	Services Schedule
Exhibit B	Excluded Services

A list of the exhibits, annexes and schedules to the Tax Matters Agreement follows:

Schedule I	Inactive Businesses
Schedule II	Specified Shareholders

A list of the exhibits, annexes and schedules to the Employee Matters Agreement follows:

Schedule 2.01(b)(ii)	Assumed Contractor Agreements
Schedule 3.01(a)	SpinCo Employees
Schedule 3.03(c)	Pension Asset Transfer Methodology
Schedule 3.06(c)	Nonqualified Plans
Schedule 3.11(c)	Ordinary Severance Guidelines

A list of the exhibits, annexes and schedules to the Real Estate Matters Agreement follows:

Exhibit 1	Lease Assignment Form
Exhibit 2	Sublease Form
Schedule 1	Owned and Leased Properties Schedule
Schedule 2	Colocation Sites Schedule
Schedule 3	Shared Services Properties Schedule

A list of the exhibits, annexes and schedules to the Intellectual Property Matters Agreement follows:

Exhibit A1	Form of Patent Assignment Agreement
Exhibit A2	Form of Trademark Assignment Agreement
Exhibit A3	Form of Domain Name Assignment Agreement
Exhibit A4	Form of Invention Disclosure Assignment Agreement
Schedule A	SpinCo Patents
Schedule B	SpinCo IDs
Schedule C	SpinCo Trademarks
Schedule D	SpinCo Domain Names
Schedule E	Moon IP
Schedule F	Moon Trademarks

A list of the exhibits, annexes and schedules to the Trademark License Agreement follows:

Schedule A	Licensed Trademarks

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the acquisition by the Company of Industrial Rand’s Industrial Business. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including , but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, the tax consequences of the proposed transaction, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward looking statements.

These forward-looking statements are based on the Company’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from the Company’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from the transaction, (2) uncertainty of the expected financial performance of the combined company; (3) failure to realize the anticipated benefits of the transaction, including as a result of delay in integrating the businesses of the Company and SpinCo, (4) the ability of the combined company to implement its business strategy; (5) difficulties and delays in the combined company achieving revenue and cost synergies; (6) inability of the combined company to retain and hire key personnel; (7) the risk that stockholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (8) evolving legal, regulatory and tax regimes; (9) changes in general economic and/or industry specific conditions; (10) actions by third parties, including government agencies; (11) adverse impacts on our operations and financial performance due to natural disaster, catastrophe, pandemic or other events outside of our control and (12) other risk factors detailed from time to time in the Company’s reports filed with the SEC, including the Company’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this Current Report on Form 8-K and its exhibits. The Company does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL RAND INC.

By:	/s/ Andrew Schiesl
Andrew Schiesl
Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary

Date: March 4, 2020